                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

                                    ABH logo

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                            399 EXECUTIVE BOULEVARD
                            ELMSFORD, NEW YORK 10523

                                          August 11, 2000

Dear Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, September 12, 2000, at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York 10591.

     At the meeting you will be asked to elect five directors to our board of directors, to approve the adoption of our 2000 Stock Incentive Plan and to ratify our appointment of Arthur Andersen LLP as our independent auditors. In addition, we will be pleased to report on the affairs of American Bank Note Holographics, Inc. and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to personally greeting those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Kenneth H. Traub
                                          Kenneth H. Traub
                                          President and Chief Executive Officer

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

       ------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       ------------------------------------------------------------------

                                          Elmsford, New York
                                          August 11, 2000

     Notice is hereby given that the Annual Meeting of Stockholders of American Bank Note Holographics, Inc. will be held at 10:00 a.m. on Tuesday, September 12, 2000, at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York 10591 for the following purposes:

          (1) To elect five directors to our board of directors who will serve until our 2001 annual meeting of stockholders or until their successors are elected and qualified;

          (2) To consider and vote upon a proposal to approve the adoption of our 2000 Stock Incentive Plan;

          (3) To ratify our selection of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2000; and

          (4) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Stockholders of record at the close of business on August 10, 2000 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 399 Executive Boulevard, Elmsford, New York.

     You are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person, please complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. If you attend the meeting you may revoke your proxy and vote your shares in person.

                                          /s/ Alan Goldstein
                                          Alan Goldstein
                                          Secretary

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                            399 EXECUTIVE BOULEVARD
                            ELMSFORD, NEW YORK 10523
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the annual meeting of stockholders of American Bank Note Holographics, Inc. ("ABNH") to be held at 10:00 a.m. on Tuesday, September 12, 2000, at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York 10591 and at any postponements or adjournments thereof. We are mailing copies of this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card, starting on or about August 11, 2000.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At ABNH's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of the 2000 Stock Incentive Plan and approval of our board's appointment of our independent public auditors. In addition, the management of ABNH will report on the performance of ABNH during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, August 10, 2000, are entitled to receive notice of and to vote at the annual meeting.

WHAT ARE THE VOTING RIGHTS OF ABNH STOCKHOLDERS?

     Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon at the meeting or any postponements or adjournments of the meeting.

WHAT CONSTITUTES A QUORUM?

     In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either by proxy or in person. As of the record date, 17,023,720 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     You may vote in person at the meeting or by using the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

HOW DO PROXIES WORK?

     The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the adoption of our 2000 Stock Incentive Plan or for or against ratification of our selection of Arthur Andersen LLP as our independent auditors.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of ABNH either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD OF DIRECTOR'S RECOMMENDATIONS?

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees, the adoption of our 2000 Stock Incentive Plan and ratification of Arthur Andersen LLP as our independent auditors. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those maters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment. In summary, the board of directors recommends a vote:

     - For election of the nominated directors;

     - For approval of the 2000 Stock Incentive Plan; and

     - For ratification of Arthur Andersen LLP as our independent auditors.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO IS SOLICITING THESE PROXIES?

     The board of directors of ABNH is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

     STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

WHO ARE THE LARGEST OWNERS OF ABNH COMMON STOCK?

     As of July 31, 2000 and except as set forth below, ABNH does not know of any single person or group that is the beneficial owner of more than 5% of our common stock.

                                                            AMOUNT AND NATURE OF     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP    COMMON STOCK(1)
------------------------------------                        --------------------    ---------------
Putnam Investments, Inc. .................................       1,920,102               11.3%
  One Post Office Square
  Boston, MA 02109(2)
Libra Advisors, LLC.......................................       1,856,000               10.9%
  277 Park Avenue
  New York, NY 10172(3)
Crane & Co., Inc. ........................................       3,387,720               19.9%
  30 South Street
  Dalton, MA 01226.

---------------
(1) Based on the number of shares outstanding at July 31, 2000.

(2) The information provided is based solely on a Schedule 13G filed with the SEC on February 4, 1999. Putnam Investments, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., wholly owns two registered investment advisers: Putnam Investment Management, Inc., the investment adviser to the Putnam family of mutual funds, which beneficially owns 877,200 shares of our common stock, and The Putnam Advisory Company, Inc., the investment adviser to Putnam's institutional clients, which beneficially owns 1,042,902 shares of our common stock. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund. The Putnam Advisory Company, Inc. has shared voting power over the shares held by the institutional clients. Putnam Investments, Inc. and Marsh & McLennan Companies, Inc. have declared that the filing of a Schedule 13G with the SEC shall not be deemed an admission by either or both of them that they are, for the purposes of
    Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, the beneficial owner of any shares of our common stock, and have further stated that neither of them have any power to vote or dispose of, or direct the voting or disposition of, any shares of our common stock.

(3) The information provided is based solely on a Schedule 13G, as amended, filed with the SEC on May 26, 2000. Libra Advisors, LLC, the general partner of Libra Fund, L.P., owns 1,821,000 shares of common stock. Libra Advisors LLC is also the investment adviser of an offshore fund that owns 35,000 shares of our common stock. Libra Advisors, LLC has the power to vote and to direct the voting of and the power to dispose and direct the disposition of these 1,856,000 shares. Ranjon Tandon is the sole voting member and manager of Libra Advisors, LLC and may be deemed to have the power to vote and to direct the voting of and the power to dispose and direct the disposition of the 1,856,000 shares of common stock beneficially owned by Libra Advisors, LLC.

HOW MUCH STOCK DO THE DIRECTORS AND EXECUTIVE OFFICERS OF ABNH OWN?

                                             AGGREGATE NUMBER OF       ACQUIRABLE WITHIN     PERCENTAGE OF
NAME                                      SHARES BENEFICIALLY OWNED       60 DAYS(1)        COMMON STOCK(2)
----                                      -------------------------    -----------------    ---------------
Kenneth H. Traub........................            166,665                 166,665                *
Salvatore F. D'Amato....................             74,916                  72,916                *
Russell Lacoste.........................             53,500                  50,000                *
Alan Goldstein..........................             41,666                  41,666                *
Stephen A. Benton.......................             10,000                  10,000                *
Fred J. Levin...........................              5,000                      --                *
Douglas Crane(3)........................          3,388,520                      --              19.9%
Morris Weissman(4)......................             20,000                      --                *
All directors and executive officers as
  a group (8 persons)...................          3,760,267                 341,247              21.7%

---------------
 *  Represents less than 1% of our outstanding common stock

(1) Reflects the number of shares that could be purchased by exercise of options outstanding at August 10, 2000 or within 60 days thereafter.

(2) Based on the number of shares outstanding at July 31, 2000.

(3) Consists of 800 shares owned by Mr. Crane and 3,387,720 shares owned by Crane & Co., Inc., a privately owned corporation that Mr. Crane and his family own. Mr. Crane may be deemed the beneficial owner of the shares held by Crane & Co., Inc.

(4) Mr. Weissman served as our chairman of the board and chief executive officer from 1990 to April 1999. The information regarding Mr. Weissman's beneficial ownership of our common stock is based solely on a review of filings made with the SEC.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     At the annual meeting, stockholders will be asked to elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. All five current directors have been nominated for reelection at the meeting for one-year terms. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting.

     Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for such other persons as the board of directors may recommend. The board of directors has no present knowledge that any of the persons named will be unavailable to serve.

     The directors standing for election are:

                                          YEAR FIRST                   PRINCIPAL OCCUPATION
DIRECTOR                         AGE    BECAME DIRECTOR             DURING THE PAST FIVE YEARS
--------                         ---    ---------------             --------------------------
Kenneth H. Traub...............  39          1999          Kenneth H. Traub has served as our president
                                                           and chief executive officer since March 2000
                                                           and as a director since April 1999. From
                                                           February 1999 through March 2000, Mr. Traub
                                                           served as our president and chief operating
                                                           officer, and from January 1999 to February
                                                           1999 he served as our consultant.
                                                           Previously, Mr. Traub co-founded Voxware,
                                                           Inc., a developer of digital speech
                                                           processing technologies, and served on its
                                                           board of directors from February 1995 to
                                                           January 1998 and as its executive vice
                                                           president, chief financial officer and
                                                           secretary from February 1995 to April 1998.
                                                           Prior to February 1995, Mr. Traub was vice
                                                           president of Trans-Resources, Inc., a
                                                           diversified multinational holding company.
                                                           Mr. Traub holds an MBA from the Harvard
                                                           Graduate School of Business Administration
                                                           and a BA from Emory University.
Salvatore F. D'Amato...........  72          1999          Salvatore F. D'Amato has served as our
                                                           chairman of the board since April 1999 and
                                                           as a director since March 1999. He was also
                                                           our chairman of the board and president from
                                                           1983 to 1990 and was a consultant for us
                                                           from time to time between 1990 and April
                                                           1999. Mr. D'Amato was president and a
                                                           director of American Banknote Corporation,
                                                           our former parent corporation, from 1977 to
                                                           1983. Prior to 1977 he served as vice
                                                           president, engineering and senior vice
                                                           president, operations with American Banknote
                                                           Corporation. Mr. D'Amato holds a Masters
                                                           degree in Engineering from Columbia
                                                           University.
Stephen A. Benton..............  58          1998          Stephen A. Benton has served as a director
                                                           since July 1998. Dr. Benton is the founding
                                                           head of the Spatial Imaging Group at the
                                                           Massachusetts Institute of Technology, where
                                                           he has been a

                                          YEAR FIRST                   PRINCIPAL OCCUPATION
DIRECTOR                         AGE    BECAME DIRECTOR             DURING THE PAST FIVE YEARS
--------                         ---    ---------------             --------------------------
                                                           faculty member since 1982. He is a fellow of
                                                           the Optical Society of America and the
                                                           Society for Imaging Science and Technology.
                                                           Dr. Benton holds a Ph.D. in Applied Physics
                                                           from Harvard University.
Fred J. Levin..................  37          2000          Fred J. Levin has served as a director since
                                                           February 2000. Mr. Levin has been the
                                                           president of the Concord Watch Division of
                                                           Movado Group, Inc., a manufacturer and
                                                           marketer of watches, since March 1998. Mr.
                                                           Levin also served with Movado Group, Inc. as
                                                           senior vice president, international from
                                                           April 1995 to February 1998 and as vice
                                                           president, distribution from February 1994
                                                           to March 1995. Prior to February 1994, Mr.
                                                           Levin was a management consultant with
                                                           McKinsey & Company. Mr. Levin holds a BS in
                                                           Industrial Engineering from Northwestern
                                                           University and an MBA from the Harvard
                                                           Graduate School of Business Administration.
Douglas A. Crane...............  40          2000          Douglas A. Crane has served as a director
                                                           since June 2000. Mr. Crane has been the
                                                           manager of corporate strategic planning for
                                                           Crane & Co., Inc. a manufacturer of paper
                                                           products, since 1998. Mr. Crane also served
                                                           with Crane & Co., Inc. as manager of
                                                           manufacturing technology from 1995 to 1998,
                                                           and as production manager, project engineer
                                                           from 1990 to 1995. Mr. Crane holds a BS in
                                                           Biomedical Engineering/Materials Science
                                                           from Brown University, an MS in Paper
                                                           Chemistry from the Institute of Paper
                                                           Science and Technology and an MBA from the
                                                           Massachusetts Institute of Technology. We
                                                           appointed Mr. Crane as a director and we
                                                           used our best efforts to nominate Mr. Crane
                                                           as part of an agreement that we entered into
                                                           with Crane & Co., Inc. on June 29, 2000.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as our directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes.

     However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

                             OUR EXECUTIVE OFFICERS

     Our executive officers, and their ages and positions, are:

NAME                                   AGE                           POSITION
----                                   ---                           --------
Kenneth H. Traub.....................   39   President, chief executive officer and director*
Salvatore F. D'Amato.................   72   Chairman of the board*
Russell LaCoste......................   49   Executive vice president, corporate development and
                                             marketing
Alan Goldstein.......................   53   Vice president and chief financial officer

---------------
* See biography above.

     RUSSELL LACOSTE has served as our executive vice president, corporate development and marketing since October 1999. He also served as our vice president, sales and marketing from 1984 to 1992. Mr. LaCoste was vice president of sales and marketing of Kurz Transfer Products, a manufacturer of specialty printing products, from September 1995 to October 1999. From 1992 to September 1995, he was president of Optigraphics Corporation, a specialty printer. Mr. LaCoste holds a BS in Marketing from the University of Vermont and an MBA from the University of Bridgeport.

     ALAN GOLDSTEIN has served as our vice president and chief financial officer since April 1999. Mr. Goldstein served as our consultant from February 1999 through April 1999. Mr. Goldstein was vice president and chief accounting officer of Complete Management, Inc., a physician management company, from June 1997 to July 1998, and vice president and chief financial officer of RF International, Inc., a multinational transportation services holding company from July 1994 to December 1996. During other periods Mr. Goldstein acted as an independent consultant. Mr. Goldstein holds a BS in Business Administration from Boston University and an MS in Accounting from Long Island University. Mr. Goldstein is a Certified Public Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based upon a review of the filings with the Securities and Exchange Commission and written representations from our executive officers and directors and persons who beneficially own more than ten percent of our common stock, we believe that the reporting requirements of Section 16 applicable to our executive officers and directors, and persons who beneficially own more than ten percent of our common stock during fiscal 1999 were complied with on a timely basis, except that a report on Form 3 was not timely filed for Alan Goldstein and Russell LaCoste, each of whom became an officer of ABNH in 1999. These events have been subsequently reported.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning all cash and non-cash compensation paid, awarded or earned during 1997, 1998 and 1999 for each individual who served as our chief executive officer or in a similar capacity during 1999 and the next two most highly compensated executive officers during 1999. None of our other executive officers earned salary and bonus in excess of $100,000 during 1999.

                            SUMMARY COMPARISON TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                            ANNUAL COMPENSATION              ------------
                                 -----------------------------------------    SHARES OF
                                                                 OTHER       COMMON STOCK       ALL
                                                                 ANNUAL       UNDERLYING       OTHER
NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
---------------------------      ----   --------   --------   ------------   ------------   ------------
Kenneth H. Traub(2)............  1999   $253,846   $150,000     $ 6,280(1)      350,000         --
  President and chief            1998         --         --          --              --         --
  executive officer              1997         --         --          --              --         --
Morris Weissman(3).............  1999         --         --          --              --         --
                                 1998         --         --          --         400,000         --
                                 1997         --         --          --              --         --
Salvatore F. D'Amato(4)........  1999    100,100     40,000      54,990(1)      175,000         --
  Chairman of the board          1998         --         --          --              --         --
                                 1997         --         --          --              --         --
Alan Goldstein(5)..............  1999    112,718     45,000       4,656(1)      100,000         --
  Chief financial officer        1998         --         --          --              --         --
                                 1997         --         --          --              --         --

---------------
(1) Other annual compensation for Mr. D'Amato consisted of $6,690 for the use of an automobile paid for by us and $48,300 that he received from us for his work as a consultant prior to becoming an employee. Other annual compensation for Messrs. Traub and Goldstein consisted of the use of automobiles paid for by us.

(2) Mr. Traub has served as president and chief executive officer since March 2000. He served as president and chief operating officer from February 1999 to March 2000.

(3) Mr. Weissman served as chairman of the board and chief executive officer from 1990 to April 1999.

(4) Mr. D'Amato has served as chairman of the board since April 1999.

(5) Mr. Goldstein has served as vice president and chief financial officer since April 1999.

                                 STOCK OPTIONS

     The following table sets forth certain summary information concerning individual grants of stock options made during the year ended December 31, 1999 to each of our executive officers named in the Summary Compensation Table.

                 OPTIONS GRANTS IN YEAR ENDED DECEMBER 31, 1999

                                             INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                             --------------------------------------------------       VALUE AT ASSUMED
                               NUMBER      % OF TOTAL                              ANNUAL RATES OF STOCK
                             OF SHARES      OPTIONS      EXERCISE                    PRICE APPRECIATION
                             UNDERLYING    GRANTED TO     PRICE                      FOR OPTION TERM(1)
                              OPTIONS      EMPLOYEES       PER       EXPIRATION    ----------------------
NAME                          GRANTED       IN 1999       SHARE         DATE          5%           10%
----                         ----------    ----------    --------    ----------    ---------    ---------
Kenneth H. Traub(1)........   250,000         20.1%       $1.75       2/02/09      $275,141     $697,262
                              100,000          8.0         2.50       5/10/09       157,224      398,436
Morris Weissman(2).........        --           --           --            --            --           --
Salvatore F. D'Amato(3)....   175,000         14.1         2.50       4/16/09       275,141      697,262
Alan Goldstein(4)..........   100,000          8.0         2.50       5/10/09       157,224      398,436

---------------
(1) Mr. Traub has served as president and chief executive officer since March 2000. He served as president and chief operating officer from February 1999 to March 2000.

(2) Mr. Weissman served as chairman of the board and chief executive officer from 1990 to April 1999.

(3) Mr. D'Amato has served as chairman of the board since April 1999.

(4) Mr. Goldstein has served as vice president and chief financial officer since April 1999.

     The following table sets forth at December 31, 1999 the number of options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table:

                       AGGREGATED YEAR-END OPTION VALUES

                                                      SHARES OF                  VALUE OF UNEXERCISED
                                               COMMON STOCK UNDERLYING               IN-THE-MONEY
                                                 UNEXERCISED OPTIONS            OPTIONS AT YEAR END(1)
                                             ----------------------------    ----------------------------
NAME                                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                         -----------    -------------    -----------    -------------
Kenneth H. Traub...........................       --           350,000            --              --
Morris Weissman(2).........................       --                --            --              --
Salvatore F. D'Amato.......................       --           175,000            --              --
Alan Goldstein.............................       --           100,000            --              --

---------------
(1) Based on the difference between $1.59, which was the closing price per share on December 31, 1999, and the exercise price per share of the options.

(2) Mr. Weissman served as chairman of the board and chief executive officer from 1990 to April 1999.

1998 STOCK INCENTIVE PLAN

     Prior to our initial public offering, we adopted the 1998 Stock Incentive Plan for the purpose of granting various stock incentives to employees, directors and independent contractors of ABNH and certain of our affiliates. The board of directors (or a committee appointed by the board of directors) has discretionary authority, subject to certain restrictions, to administer the plan. The total number of shares reserved for issuance under the plan, as amended, is 1,863,000 shares of common stock. Options to purchase 1,342,500 shares of common stock were outstanding under the plan as of July 31, 2000. Options to purchase an additional 165,000 shares of common stock were outstanding outside the plan as of July 31, 2000. We intend to issue the majority of the remaining options under the 1998 Stock Incentive Plan prior to the annual meeting.

     The exercise price of options granted under the plan may not be less than 100% of the fair market value of our common stock on the date such option was granted. Generally, the unexercised portion of any option automatically terminates upon the termination of the optionee's employment or service with us, unless otherwise determined by the board of directors; provided, however, that any extension shall not extend beyond the expiration of the option, generally ten years. Upon a change in control, outstanding options will generally become fully vested and may be exercised immediately.

     We intend to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register all shares of common stock issuable under the 1998 Stock Incentive Plan.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     The board of directors has established an Audit Committee.

     The Audit Committee recommends to the board the appointment of our independent auditors. The Audit Committee also discusses and reviews, with our independent auditors, the scope and results of the annual audit. The Audit Committee is currently composed of Messrs. Benton, Levin and Crane. During 1999, our Audit Committee met seventeen times.

HOW OFTEN DID THE BOARD OF DIRECTORS MEET DURING FISCAL 1999?

     During the fiscal year ended December 31, 1999, our board of directors met twenty-three times. Each director attended at least 75% of the meetings of the board of directors when he was a director.

HOW ARE DIRECTORS COMPENSATED?

     During 1999, our non-employee directors each received $1,500 for each board meeting or committee meeting they attended.

     Beginning January 1, 2000, each member of the board of directors who is not an employee of ABNH began receiving annual compensation of $12,000 for serving on the board of directors. Each of these directors also receives $1,000 for each board meeting attended in person, $500 for each telephonic board meeting attended and $500 for each committee meeting attended. We also will reimburse these directors for any expenses they incur in attending board or committee meetings. If the stockholders approve our 2000 Stock Incentive Plan as described in proposal number two of this proxy statement, upon their initial election to the board of directors, each non-employee board member will be granted options to purchase 25,000 shares of our common stock. These options are exercisable at the fair market value of the common stock at the date of grant. These options become vested and exercisable for up to 20% of the total option shares upon the first anniversary of the grant of the options and for an additional 20% of the total option shares upon each succeeding anniversary until the options are fully exercisable at the end of the fifth year.

                 COMPENSATION REPORT OF THE BOARD OF DIRECTORS

     The full board of directors advises our Chief Executive Officer on compensation matters, determines the compensation of the Chief Executive Officer, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel and approves the grants of bonuses to officers and key personnel. The board of directors is also responsible for the administration of the Company's 1998 Stock Incentive Plan, and, until a compensation committee of the board is designated, will be responsible for the administration of the proposed 2000 Stock Incentive Plan if such plan is approved by our stockholders at the Annual Meeting.

     This report of the board of directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

HOW IS ABNH'S CHIEF EXECUTIVE OFFICER COMPENSATED?

     Compensation for Kenneth Traub's services as President and Chief Executive Officer is paid under the terms of an employment agreement between ABNH and Mr. Traub. The terms of the Employment Agreement are described under "Certain Relationships and Related Transactions". In addition to his base salary, Mr. Traub received bonuses in 1999 of $150,000 in the aggregate. The board of directors considers the amounts paid to Mr. Traub for his services to ABNH to be reasonable in light of the responsibilities assumed by Mr. Traub during 1999. Mr. Traub does not participate in the board's determination of his own compensation.

WHAT IS ABNH'S GENERAL COMPENSATION POLICY FOR EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER?

     The fundamental policy of the board of directors is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the board's objective to have a portion of each executive officer's compensation contingent upon our performance as well as upon each executive officer's own level of performance. Therefore, the compensation package for each executive officer is comprised of three different elements: (1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (2) cash bonuses which reflect the achievement of performance objectives and goals; and (3) long-term stock-based incentive awards which strengthen the mutuality of interest between the executive officers and our stockholders.

     FACTORS. The principal factors that the board of directors considered with respect to each executive officer's compensation for fiscal 1999 are summarized below. The board of directors, or a compensation committee of the board, may, however, in its discretion, apply entirely different factors for executive compensation in future years.

     - BASE SALARY. The base salary for each executive officer is specified in his respective employment agreement and was determined on the basis of the following factors: experience, expected personal performance, the salary levels in effect for comparable positions within and without the industry, internal base salary comparability considerations and the responsibilities assumed by the executive. The weight given to each of these factors differed from individual to individual, as the board of directors believed appropriate.

     - BONUS. Bonus represents the variable component of the executive compensation program that is tied to our performance and individual achievement. Our policy is to base a significant portion of our executive officer's cash compensation on bonus. In determining bonuses, the board of directors considers factors such as relative performance of ABNH during the year and the individual's contribution to our performance, the need to attract, retain and motivate high quality executives as well as the degree to which the executive officer met or exceeded certain objectives established for him.

     - LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage ABNH from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our common stock at a fixed price per share over a specified period of time up to ten years. Each option generally becomes exercisable in installments over a three-year period. Therefore, the option grant will provide a return to the executive officer only if the executive officer remains employed by ABNH during the vesting period, and then only if the market price of the underlying shares appreciates. The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with ABNH, the size of comparable awards made to individuals in similar positions within the industry and the individual's personal performance in recent periods. The board of directors also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the board of directors does not adhere to any specific guidelines as to the relative option holdings of our executive officers. Options to acquire an aggregate of 775,000 shares of our common stock were granted to executive officers in fiscal 1999.

HOW IS ABNH ADDRESSING INTERNAL REVENUE CODE LIMITS ON THE DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through December 31, 1999, this provision has not limited our ability to deduct executive compensation, but the board of directors will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation. The proposed 2000 Stock Incentive Plan has been designed, and, to the extent deemed advisable by our board of directors, will be administered, in a manner that will enable ABNH to deduct compensation attributable to options and without regard to such deduction limitation.

     We believe that our compensation philosophy of paying our executive officers with competitive salaries, cash bonuses and long-term incentives, as described in this report, serves the best interest of ABNH and its stockholders.

                                          THE BOARD OF DIRECTORS
                                          Salvatore F. D'Amato
                                          Kenneth H. Traub
                                          Stephen A. Benton
                                          Fred J. Levin
                                          Douglas A. Crane
                                          (Other than Kenneth H. Traub with
                                          respect to portions of this report
                                          relating to his compensation.)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AGREEMENTS

     We entered into an employment agreement with Salvatore F. D'Amato in April 1999 for an initial term of two years. As amended, the agreement provides for a base salary of $180,000 per year. In addition, Mr. D'Amato is eligible to receive bonuses at the discretion of our board of directors, including a target bonus of $10,000 per quarter. The quarterly bonus is required to be paid unless the board determines otherwise based on certain factors. Also in connection with the agreement, we granted to Mr. D'Amato options to purchase up to 175,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. D'Amato's termination for any reason other than for cause, as defined in the agreement, or in the event of his resignation for good reason, as defined in the agreement, we are required to continue to pay his salary then in effect, together with any bonus that may have accrued, for the remainder of his employment term. Upon termination of Mr. D'Amato's employment following a change of control, or Mr. D'Amato's resignation for good reason within one year of a change of control, we are required to pay him an amount equal to his annual salary and bonus. In connection with his employment agreement, Mr. D'Amato agreed not to compete with us during his term of employment and for one year thereafter.

     We entered into an employment agreement with Kenneth Traub in February 1999 for an initial term of one year. As amended, the agreement provides for annual base salary of $300,000 to be increased by not less than 3% per year upon renewal. In addition, Mr. Traub is eligible to receive bonuses at the discretion of our board of directors, including a target bonus of $25,000 per quarter. The quarterly bonus is required to be paid unless the board determines otherwise based on certain factors. Also in connection with the agreement, we granted to Mr. Traub options to purchase up to 250,000 shares of our common stock at an exercise price of $1.75 per share. In May 1999, Mr. Traub was granted additional options to purchase up to 100,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. Traub's termination for any reason other than cause, as defined in the agreement, or in the event of his resignation for good reason, as defined in the agreement, (1) we are required to pay him his salary then in effect with any bonus which may have been accrued or which otherwise would have been granted by the board to him for a period of two years following such termination, (2) we are required to continue any benefits to Mr. Traub and (3) all unvested options to purchase common stock granted to him under the 1998 Stock Incentive Plan will vest immediately. Upon termination of Mr. Traub's employment following a change of control, or Mr. Traub's resignation for a good reason, as defined in the agreement, following a change in control, we are required to pay him as severance an amount equal to twice his annual salary and bonus then in effect if such termination or resignation is within one year of such change of control and an amount equal to three times his salary and bonus then in effect if such termination or resignation is more than one year after such change of control. In connection with his employment agreement, Mr. Traub agreed not to compete with us during his term of employment and for one year thereafter.

     We entered into an employment agreement with Alan Goldstein in April 1999 for an initial term of one year. The agreement provides for an annual base salary of $160,000, to be increased by not less than 3% per year upon renewal. In addition, Mr. Goldstein is eligible to receive bonuses at the discretion of our board of directors, including a target bonus of $10,000 per quarter. In connection with this agreement, we granted to Mr. Goldstein options to purchase up to 100,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. Goldstein's termination for any reason other than for cause, as defined in the agreement, or in the event of his resignation for good reason, as defined in the agreement, (1) we are required to pay him his salary then in effect with any bonus which may have been accrued or which otherwise would have been granted by the board to him for a period of six months following such termination or resignation for good reason, (2) we are required to continue any benefits to Mr. Goldstein and (3) all unvested options to purchase common stock granted to him under the 1998 Stock Incentive Plan will vest immediately. Upon termination of Mr. Goldstein's employment following a change of control, or Mr. Goldstein's resignation for a good reason, as defined in the agreement, following a change in control, we are required to pay him as severance an amount equal to nine months of his salary and bonus then in effect. In connection with his employment agreement, Mr. Goldstein agreed not to compete with us during his term of employment and for one year thereafter.

     We entered into an employment agreement with Russell LaCoste in September 1999. The agreement provides for a base salary of $225,000 per year. In addition, Mr. LaCoste is eligible to receive bonuses at the discretion of our board of directors, including a target bonus of $10,000 per quarter. Also in connection with the agreement, we granted to Mr. LaCoste options to purchase up to 150,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. LaCoste's termination for any reason other than for cause, we are required to continue to pay him his salary then in effect for a period of three months following such termination. Upon termination of Mr. LaCoste's employment within three months before or after a change of control, we are required to pay him an amount equal to $250,000.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our board of directors reviews the financial reporting process, the system of internal control, the audit process and our process for monitoring compliance with laws and regulations. All of our Audit Committee members satisfy the definition of independent director as established in the National Association of Securities Dealers Listing Standards. Our board of directors adopted a written charter for our Audit Committee on August 4, 2000, which is attached to this proxy statement as Appendix B.

     Our Audit Committee reviewed our financial statements with our board of directors and discussed with Deloitte & Touche LLP, our independent auditors during the 1999 fiscal year, the matters required to be discussed by Statement of Auditing Standard No. 61. Our Audit Committee received from Deloitte & Touche the written disclosures required by Independence Standards Board Standard No. 1 and discussed -with them their independence. After reviewing and discussing the financial statements our Audit Committee recommended that they be included in our annual report on Form 10-K.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ABNH specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                          THE AUDIT COMMITTEE
                                          Stephen A. Benton
                                          Fred J. Levin

  PROPOSAL NO. 2 -- APPROVAL OF THE AMERICAN BANK NOTE HOLOGRAPHICS, INC. 2000
                              STOCK INCENTIVE PLAN

     On August 4, 2000, our board of directors unanimously adopted the American Bank Note Holographics, Inc. 2000 Stock Incentive Plan (the "2000 Plan"), subject to the approval of our stockholders at the annual meeting. The board of directors believes that approval of the 2000 Plan will serve the best interests of our stockholders by permitting us to establish a flexible vehicle through which we can offer stock options to members of our board of directors and to officers, employees, consultants or independent contractors who perform, or will perform, services for us or our affiliates.

     The primary features of the 2000 Plan are summarized below. The full text of the 2000 Plan is set forth in Appendix A to this Proxy Statement and the following discussion is qualified in its entirety by reference to the 2000 Plan.

DESCRIPTION OF THE 2000 PLAN

     - AVAILABLE SHARES. Subject to adjustment to reflect stock dividends and other capital changes, the maximum number of shares of our common stock that may be issued under the 2000 Plan shall not exceed 750,000 shares and the maximum number of shares with respect to which stock options may be granted under the 2000 Plan to any employee during any calendar year shall not exceed 400,000 shares. Shares subject to awards under the 2000 Plan that are canceled, expired or terminated and shares withheld to satisfy tax withholding obligations shall again be available for issuance under the 2000 Plan. Shares of common stock issued under the 2000 Plan may be either authorized and unissued shares or shares held by us in our treasury. The fair market value of our common stock as of August 4, 2000 was $1.84 per share. If the 2000 Plan is approved at the annual meeting, we intend to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register all shares of common stock issuable under the 2000 Plan.

     - ADMINISTRATION. In general, the 2000 Plan will be administered by a committee appointed by our board of directors, or, if no committee is appointed, the board of directors. Until such times as a committee is formed, however, the board of directors will administer the 2000 Plan, and all references to the committee in the description of the 2000 Plan shall be deemed to refer to the board of directors. Subject to the provisions of the 2000 Plan, the committee will have the authority to grant options under the 2000 Plan, to interpret the provisions of the 2000 Plan, to fix and interpret the provisions of agreements governing options granted under the 2000 Plan and to take such other actions as may be necessary or desirable in order to carry out the provisions of the 2000 Plan.

     - TERM OF PLAN. The 2000 Plan became effective on August 4, 2000, subject to the approval of our stockholders at the annual meeting, the 2000 Plan will terminate, unless terminated earlier by our board of directors, on August 4, 2010.

     - DISCRETIONARY STOCK OPTION GRANTS. Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options which do not so qualify, i.e., non-qualified options, may be granted under the 2000 Plan. Incentive stock options may only be granted to employees of the Company or any of its affiliates that qualify as "subsidiary" or "parent" corporations (within the meaning of Section 424 of the Code).

     The exercise price per share of an option may not be less than the fair market value of our common stock on the date of grant (or, in the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the combined voting power of all classes of our stock or any subsidiary or parent corporation, 110% of the fair market value).

     All options will, unless sooner terminated, expire not more than ten years (or, in the case of an incentive stock option granted to a 10% stockholder, not more than five years) from the date of grant. The committee has the discretion to determine the vesting and other restrictions on the exercise of an option and/or upon the disposition of stock acquired upon the exercise of an option. Unless the committee determines otherwise, upon the termination of a participant's employment or other service with us and our affiliates, the participant will generally have ninety days to exercise all options that are exercisable on the termination date. In the event of a termination due to death, disability or retirement, the participant or the participant's beneficiary, as applicable, will generally have one year to exercise all options that are exercisable on the termination date. If, however, a participant is terminated by us or our affiliates for cause (or terminates at a time when cause exists), then all options held by the participant will immediately terminate and cease to be exercisable.

     Payment for shares acquired upon the exercise of an option may be in cash, certified or bank check and/or such other form of payment as may be permitted by the committee from time to time.

     - AUTOMATIC STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. If the stockholders approve the 2000 Plan, each individual who becomes a non-employee director will be automatically granted an option to purchase 25,000 shares of common stock. Each option will have a ten-year term and an exercise price per share equal to the fair market value of the common stock on the date of grant. While serving on the board, a director's options will become exercisable with respect to 20% of the total option shares on the first anniversary of the grant of the options and for an additional 20% of the total option shares upon each succeeding anniversary until the options are fully exercisable at the end of the fifth year. However, if a non-employee director's service is involuntarily terminated in connection with a "change in control" of ABNH, each option will immediately become fully exercisable. Upon the termination of a non-employee director's service on our board of directors, such individual will generally have ninety days to exercise all options that are exercisable on the termination date, or in the case of a termination due to death or disability, one year.

     We do not plan to issue any predetermined stock option grants upon the stockholders' approval of the 2000 Plan. After the 2000 Plan is approved, each individual who will become a non-employee director will be automatically granted an option to purchase 25,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the date of grant. Accordingly, we have no information available regarding new plan benefits as we do not plan on issuing any predetermined stock option grants to (i) any executive officer named in the Summary Compensation Table (see "Executive Compensation"), (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.

     - CHANGE IN CONTROL AND CAPITAL CHANGES. The 2000 Plan provides that upon a "change in control" of ABNH, each outstanding option will automatically accelerate and become fully exercisable immediately prior to the change in control and terminate upon the occurrence of the change in control, unless such options are assumed or continued in full force. In general, a "change in control" of ABNH is defined as the consummation of a merger or consolidation in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our common stock, the sale or other disposition of all or substantially all of our assets or our stockholders' approval of a plan of complete liquidation or dissolution of ABNH.

     The number of shares available under the 2000 Plan, the maximum number of shares with respect to stock options to be granted to any employee during any calendar year and the number of shares subject to each outstanding option and the exercise price thereof will be adjusted upon the occurrence of a stock split or recapitalization of our common stock.

FEDERAL INCOME TAX CONSEQUENCES

     In general, the holder of a non-qualified option will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the shares of our common stock with respect to which the option is being exercised at such time over the aggregate exercise price of such shares. We will generally receive a corresponding tax deduction at such time. Upon a later sale of the common stock, the optionee will recognize capital gain or loss equal to the difference between the sale price and the sum of the exercise price plus the amount of ordinary income recognized on the exercise.

     The holder of an incentive stock option will not recognize taxable income upon the grant or exercise of the option (although, upon exercise, the option spread is includable as income for purposes of the alternative minimum tax). If the common stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the ordinary income that would have been recognized upon exercise if the option had been a non-qualified option, and we will generally receive a corresponding deduction. Any remaining gain is treated as capital gain.

     If the common stock acquired pursuant to the exercise of an incentive stock option is held for at least two years from the grant date and one year from the exercise date and the optionee is employed by us (or our parents or subsidiaries) at all times beginning on the grant date and ending on the date three months (or, in the case of disability, one year) prior to the exercise date, then all gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     In general, Section 162(m) of the Code denies a publicly-held corporation a deduction for federal income tax purposes for compensation paid in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Although the 2000 Plan has been designed so that options will qualify for an exception from the deduction limitation if a compensation committee comprised solely of outside directors is appointed to administer the 2000 Plan. It is possible that compensation realized under the 2000 Plan will not be deductible by us by virtue of Section 162(m) of the Code.

     The 2000 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the adoption of the 2000 Stock Incentive Plan. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining whether there is quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMERICAN BANK NOTE HOLOGRAPHICS, INC. 2000 STOCK INCENTIVE PLAN.

                PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     On August 1, 2000, we dismissed our prior independent auditors, Deloitte & Touche LLP. On July 31, 2000 our board of directors authorized the dismissal of Deloitte & Touche and retained Arthur Andersen LLP as our new independent accountants. Deloitte & Touche's report (which report expresses an unqualified opinion and includes an explanatory paragraph relating to certain litigation) on our financial statements for the two most recent years (i.e., the years ended December 31, 1999 and December 31, 1998) contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change our accountants was recommended by our audit committee of our board of directors and was approved by our board of directors.

     During our last two fiscal years and the subsequent interim period, except as noted below, there were no disagreements between us and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     ABNH and Deloitte & Touche are both defendants in a class action securities litigation pending in the United States District Court for the Southern District of New York. On June 28, 2000, we announced that we, along with certain other defendants in the litigation, entered into a Memorandum of Understanding ("MOU") which was an agreement in principle to settle the litigation. Deloitte & Touche was not a party to the MOU. On June 30, 2000, in anticipation of Deloitte & Touche's review of our second quarter interim financial information, Deloitte & Touche requested that they be provided with copies of all agreements entered into during the second quarter of 2000, including the MOU. We considered certain portions of the MOU not relating to financial matters sensitive in light of the ongoing litigation. On July 25, 2000, we offered to provide Deloitte & Touche with a copy of the MOU with those sensitive portions redacted. On July 25, 2000, Deloitte & Touche advised us that a redaction of any agreement, including the MOU, was unacceptable to them and constituted a scope restriction, and requested to meet with our audit committee on this topic. Deloitte & Touche advised us that they would not commence their review of the interim financial information for the six months ended June 30, 2000, which review was scheduled to begin on July 26, 2000, until they met with our audit committee. Deloitte & Touche did not meet with our audit committee. The subsequent dismissal of Deloitte & Touche was not due to Deloitte & Touche's request for the MOU, and followed our decision to consider replacing our auditors in March 2000.

     None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to us within the last two fiscal years and the subsequent interim period except as follows. In 1998, we had reportable conditions representing material weaknesses in which the design or operation of one or more of our internal controls did not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that could be material in relation to the financial statements may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

     During the last two fiscal years and the subsequent interim period to August 7, 2000, we did not consult Arthur Andersen regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

     We requested that Deloitte & Touche furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made by us. We expect that a copy of this letter will be filed as part of an amendment to our Form 8-K, dated August 7, 2000, on or before August 21, 2000.

     A representative of Arthur Andersen is expected to be present at the annual meeting. The representative will have the opportunity to make a statement if he or she so desires and will also be available to answer inquiries. A representative of Deloitte & Touche is not expected to be present at the annual meeting.

VOTE REQUIRED

     While stockholder ratification is not required for the selection of Arthur Andersen, as the board of directors is responsible for selecting our independent auditors, we are submitting this selection for ratification at the annual meeting with a view toward soliciting the stockholder opinion, which will be taken into consideration in future deliberations.

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the ratification of our appointment of Arthur Andersen LLP as our independent accountants . Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining whether there is quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR SELECTION OF
   ARTHUR ANDERSEN LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2000.

                                OUR PERFORMANCE

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

     The graph compares our performance from July 20, 1998, the date that our common stock started trading on the New York Stock Exchange, through December 31, 1999, against the performance of the Russell 2000 Index and our peer group for the same period. The peer group represented in the graph includes the corporations (other than ABNH) that are in the Business Services Group and who make up our SIC Code Index, a published index of which our group code is 3398.

                        COMPARE CUMULATIVE TOTAL RETURN
                  AMONG AMERICAN BANK NOTE HOLOGRAPHICS, INC.,
                     RUSSELL 2000 INDEX AND SIC CODE INDEX
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                                   AMERICAN BANK NOTE
                                                   HOLOGRAPHICS, INC.            SIC CODE INDEX            RUSSELL 2000 INDEX
                                                   ------------------            --------------            ------------------
7/20/98                                                  100.00                      100.00                      100.00
12/31/98                                                 205.88                       84.37                      100.79
12/31/99                                                  18.71                       81.53                      120.54

                     ASSUMES $100 INVESTED ON JULY 20, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Deloitte & Touche LLP were our independent auditors during the 1999 fiscal year. Arthur Andersen LLP, which was retained on July 31, 2000, will serve in that capacity in the 2000 fiscal year. Please refer to proposal number three, "Ratification of Appointment of Independent Public Accountants," for more information regarding the appointment of Arthur Andersen as our independent auditors. A representative of Arthur Andersen is expected to be present at the meeting (either in person or by telephone) where he will be available to respond to appropriate questions and have the opportunity to make a statement if he so desires. A representative of Deloitte & Touche is not expected to be present at the meeting.

                   WHERE YOU CAN FIND ADDITIONAL INFORMATION

     IF YOU ARE A STOCKHOLDER OF RECORD AS OF THE RECORD DATE AND WOULD LIKE TO RECEIVE A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 (SEC FILE NUMBER 1-14227) FILED WITH THE SEC ON MARCH 30, 2000, YOU SHOULD CALL OR WRITE TO AMERICAN BANK NOTE HOLOGRAPHICS, INC., 399 EXECUTIVE BOULEVARD, ELMSFORD, NY 10523, ATTENTION: ALAN GOLDSTEIN, TELEPHONE NO. (914) 592-2355.

                       STOCKHOLDER PROPOSALS FOR OUR 2001
                          ANNUAL STOCKHOLDERS' MEETING

     We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2001 annual meeting of stockholders no later than December 22, 2000 at American Bank Note Holographics, Inc., 399 Executive Boulevard, Elmsford, NY 10523, Attention: Alan Goldstein.

                                 OTHER MATTERS

     We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

                                          By order of the board of directors

                                          /s/ Alan Goldstein
                                          Alan Goldstein
                                          Secretary

Elmsford, New York
August 11, 2000

                                                                      APPENDIX A

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

                           2000 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the 2000 Stock Incentive Plan is to establish a flexible vehicle through which the Company can offer Options to purchase shares of Common Stock, including Incentive Stock Options and Non-Qualified Stock Options, to members of the Board, to officers and other employees of the Company and its Affiliates and to consultants and other independent contractors of the Company and its Affiliates with a view toward promoting the long-term financial success of the Company and enhancing stockholder value.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the following meanings:

     (a) "AFFILIATE" shall mean an affiliate within the meaning of Rule 12b-2 under the Exchange Act.

     (b) "BOARD" shall mean the Board of Directors of the Company.

     (c) "CAUSE" shall, except as otherwise determined by the Committee at the time of grant, have the following meaning: (i) in the case where there is no employment or consulting agreement between the participant and the Company or its Affiliates at the time of grant or where such an agreement exists but does not define "cause" (or words of like import), the participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services, unsatisfactory performance of services or material breach of any written agreement between the participant and the Company or its Affiliates which breach is not cured within fifteen (15) days after written notice thereof, or (ii) in the case where there is an employment or consulting agreement between the participant and the Company or its Affiliates at the time of grant which defines "cause" (or words of like import), the meaning ascribed to such term (or words of like import) under such agreement.

     (d) "CHANGE IN CONTROL" shall mean: (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's outstanding shares of Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) the sale or other disposition of all or substantially all of the Company's assets or (iii) the approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "COMMITTEE" shall mean the committee appointed by the Board to administer the Plan pursuant to Section 3 or, if no such committee is appointed, the Board.

     (g) "COMMON STOCK" shall mean the Company's common stock, par value $0.01.

     (h) "COMPANY" shall mean American Bank Note Holographics, Inc., a Delaware corporation, and any successor thereto.

     (i) "DISABILITY" shall mean, except as otherwise determined by the Committee at the time of grant, "permanent and total" disability within the meaning of Section 22(e)(3) of the Code.

     (j) "EFFECTIVE DATE" shall mean the date on which the Plan was adopted by the Board, subject to the approval of the Company's stockholders within twelve
(12) months of such date.

     (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "FAIR MARKET VALUE" shall mean, as of any date, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if shares of the Common Stock are not listed on a national securities exchange on such date, the last reported trading price or, if none, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over-the-counter market, the value of a share of the Common Stock on such date as determined in good-faith by the Committee.

     (m) "INCENTIVE STOCK OPTION" or "ISO" shall mean an Option that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     (n) "NON-EMPLOYEE DIRECTOR" shall mean any member of the Board who is not employed by the Company or any Parent or Subsidiary.

     (o) "NON-QUALIFIED STOCK OPTION" or "NQSO" shall mean an Option that is not an Incentive Stock Option.

     (p) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

     (q) "PARENT" shall mean any "parent corporation" of the Company within the meaning of Section 424(e) of the Code.

     (r) "PLAN" shall mean this American Bank Note Holographics, Inc. 2000 Stock Incentive Plan, as amended from time to time.

     (s) "RETIREMENT" shall mean with respect to a participant's termination of employment or other service with the Company and its Affiliates, a termination of employment or other service with the Company and its Affiliates (at a time when Cause does not exist) by a participant who has attained: (i) at least age sixty-five (65), or (ii) such earlier age after age fifty-five (55) as approved by the Committee, in its sole discretion.

     (t) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     (u) "SUBSIDIARY" shall mean any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     (v) "TEN PERCENT STOCKHOLDER" shall mean a person owning, at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3. ADMINISTRATION.

     (a) COMMITTEE. The Plan shall be administered by a committee appointed by the Board or, if no such committee is appointed, the Board. Notwithstanding the foregoing, the Plan shall be administered solely by the Board with respect to awards made to Non-Employee Directors.

     (b) AUTHORITY OF COMMITTEE. Subject to the limitations of the Plan, the Committee, acting in its sole and absolute discretion, shall have full power and authority to: (i) select the persons to whom awards shall be granted under the Plan, (ii) grant Options to such persons and prescribe the terms and conditions of such awards (including, but not limited to, the exercise or purchase price (if any), and any vesting or forfeiture conditions applicable thereto), (iii) interpret and apply the provisions of the Plan and of any agreement or other document evidencing an Option granted under the Plan, (iv) carry out any responsibility or duty specifically reserved to the Committee under the Plan, and (v) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The determinations of the Committee, including with regard to questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons.

     (c) INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and the Board and any employee of the Company or its Affiliates who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including the advancement of reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or willful misconduct.

     4. ELIGIBILITY. Options may be granted under the Plan to any member of the Board (whether or not an employee of the Company or its Affiliates), to any officer or other employee of the Company or its Affiliates (including prospective officers and employees) and to any consultant or other independent contractor who performs or will perform services for the Company or its Affiliates. Notwithstanding the foregoing, Incentive Stock Options may only be granted to persons who are employed by the Company or any Subsidiary or Parent at the time of grant. In addition, Non-Employee Directors shall receive automatic grants of Non-Qualified Stock Options under the Plan.

     5. AVAILABLE SHARES. Subject to adjustment as provided in Section 10, the maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 750,000 shares and the maximum number of shares of Common Stock with respect to which Options may be granted under the Plan to any employee during any calendar year shall be 400,000 shares. In determining the number of shares that remain available for issuance under the Plan at any time, the following shares shall be deemed available: (a) shares underlying any Option that terminates, expires or is canceled, and (b) shares that are withheld in order to satisfy the minimum tax withholding obligations associated with Options. Shares of Common Stock available for issuance under the Plan may be either authorized and unissued or held by the Company in its treasury. No fractional shares of Common Stock may be issued under the Plan.

     6. DISCRETIONARY STOCK OPTIONS.

     (a) TYPE OF OPTIONS. Subject to the provisions hereof, the Committee may grant ISOs and NQSOs to eligible personnel upon such terms and conditions as the Committee deems appropriate, provided that the Committee may only grant ISOs to employees of the Company or any Subsidiary or Parent.

     (b) OPTION TERM. Unless sooner terminated, all Options granted pursuant to this Section 6 shall expire not more than ten (10) years after the date the Option is granted (or, in the case of an ISO granted to a Ten Percent Stockholder, not more than five (5) years).

     (c) EXERCISE PRICE. The exercise price per share of Common Stock covered by an Option granted pursuant to this Section 6 shall be determined by the Committee at the time the Option is granted, provided that: the exercise price per share of Common Stock covered by an Option may not be less than the Fair Market Value of the Common Stock at the time of grant (or, in the case of an ISO granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the time of grant).

     (d) VESTING CONDITIONS. The Committee may establish such vesting conditions and other restrictions on the exercise of an Option and/or upon the disposition of the shares of Common Stock acquired upon the exercise of an Option as it deems appropriate. If the Committee provides, in its discretion, that an Option is exercisable upon the attainment of certain vesting conditions, the Committee may waive or accelerate such conditions on exercisability at any time, in whole or in part.

     (e) EXERCISE OF OPTIONS.  An Option may be exercised by transmitting to the
Company: (i) a notice specifying the number of shares to be purchased, and (ii) payment of the exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its minimum federal, state, foreign or other tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Committee are made with respect to the satisfaction of such withholding obligations). The Committee may establish such rules and procedures as it deems appropriate for the exercise of Options. The exercise price of shares of Common Stock acquired pursuant to the exercise of an Option may be paid in cash, certified or bank check and/or such other form of payment as may be permitted by the Committee from time to time, including, without limitation, shares of Common Stock which have been owned by the holder for at least six (6) months (free and clear of any liens and encumbrances).

     (f) RIGHTS AS A STOCKHOLDER. No shares of Common Stock shall be issued in respect of the exercise of an Option until full payment therefor has been made, and the applicable income tax withholding obligation has been satisfied or provided for. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date a stock certificate for such shares is issued to the holder. Except as otherwise provided herein, no adjustments shall be made for dividend distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     7. AUTOMATIC GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS.

     (a) AUTOMATIC GRANTS. Without further action by the Board or the Company's stockholders, each individual who is appointed or elected to the Board as a Non-Employee Director on or after the Effective Date shall be granted an Option to purchase 25,000 shares of Common Stock on the first trading day following the date he or she commences service as a Non-Employee Director.

     (b) EXERCISE PRICE. The exercise price per share covered by an Option granted pursuant to this Section 7 shall be equal to the Fair Market Value of the Common Stock on the date of grant.

     (c) VESTING CONDITIONS. Each Option granted pursuant to this Section 7 shall become exercisable, in cumulative increments, with respect to twenty (20%) percent of the shares initially covered thereby on each of the first five anniversaries of the date of grant, provided that the optionee remains in continuous service as a director of the Company through each applicable vesting date. Notwithstanding the foregoing or anything herein to the contrary, if a participant's service as a director of the Company is involuntarily terminated in connection with, or in anticipation of, a Change in Control, each Option granted pursuant to this Section 7 shall immediately become fully exercisable.

     (d) EFFECT OF TERMINATION OF SERVICE. If a director's service on the Board is terminated due to his or her death or Disability, then: (i) any portion of an Option granted pursuant to this Section 7 that is not exercisable on the date of termination shall immediately terminate, and (ii) any portion of an Option granted pursuant to this Section 7 that is exercisable on the date of termination shall remain exercisable by the optionee (or his or her representative or beneficiary) during the one year period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate. If a director's service on the Board terminates for any reason other than death or Disability, then: (1) any portion of an Option granted pursuant to this Section 7 that is not exercisable on the date of termination shall immediately terminate, and (2) any portion of an Option granted pursuant to this Section 7 that is exercisable on the date of termination shall remain exercisable during the ninety (90) day period following the date of termination or, if sooner, until the expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate.

     (e) TRANSFERABILITY. All or a portion of any Option granted pursuant to this Section 7 may be transferred to: (i) the optionee's "family members" (as defined in General Instruction A to Form S-8 under the Securities Act)("Family Members"); (ii) a trust in which the Family Members have more than fifty percent (50%) of the beneficial interest; (iii) a foundation in which the Family Members and/or the optionee control the management of assets; or (iv) any other entity in which the Family Members and/or the optionee own more than fifty percent (50%) of the voting interests.

     (f) TRANSACTIONS.  The provisions of Section 10 (as modified by this
Section 7) shall apply to outstanding Options granted pursuant to this Section
7.

     (g) EXPIRATION. Except as otherwise provided herein, if not previously exercised, each Option granted pursuant to this Section 7 shall expire on the tenth anniversary of the date of grant.

     8. NON-TRANSFERABILITY. No Options shall be transferable by a participant other than upon the participant's death to a beneficiary designated by the participant, or, if no designated beneficiary shall survive the participant, pursuant to the participant's will or by the laws of descent and distribution. All Options shall be exercisable during a participant's lifetime only by the participant. Any attempt to transfer any Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, pursuant to this Section 8 the Committee may determine at the time of grant or thereafter that a NQSO granted pursuant to Section 6 is transferable by an optionee in whole or part to such persons, under such circumstances, and subject to such conditions as the Committee may prescribe from time to time.

     9. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. Except as otherwise provided herein or determined by the Committee at grant or, if no rights of the participant are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules shall apply with regard to Options (other than Options granted pursuant to Section 7 above) held by a participant at the time of his or her termination of employment or service with the Company and its Affiliates:

          (a) TERMINATION DUE TO DEATH, RETIREMENT OR DISABILITY. Except as provided in Section 9(b) below, if a participant's employment or service terminates due to his or her death, Retirement or Disability, then: (i) any Option held by the participant that is not exercisable on the date of termination shall immediately terminate, and (ii) any Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the participant (or the participant's designated beneficiary or representative) during the one year period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

          (b) TERMINATION FOR CAUSE OR AT A TIME WHEN CAUSE EXISTS. If a participant's employment or service is terminated by the Company or an Affiliate for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any Option held by the participant (whether or not then exercisable) shall immediately terminate and cease to be exercisable.

          (c) OTHER TERMINATION. Except as provided in Section 9(a) or Section 9(b) above, if a participant's employment or service terminates for any reason or no reason, then: (i) any Option held by the participant that is not exercisable on the date of termination shall immediately terminate, and
     (ii) any Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the participant during the ninety (90) day period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

     10. CAPITAL CHANGES; TRANSACTIONS.

     (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities available for issuance under the Plan,
(ii) the maximum number and/or class of securities with respect to which any employee may be granted Options under the Plan for any calendar year, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding Option (including, without limitation, outstanding Options granted to Non-Employee Directors pursuant to Section 7). Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the substantial enlargement or dilution of rights and benefits under outstanding Options.

     (b) CHANGE IN CONTROL. Each Option outstanding at the time of a Change in Control that is not otherwise fully exercisable shall automatically accelerate so that each such Option shall, at least fifteen (15) days prior to the Change in Control, become fully exercisable (and the Board shall notify each participant of such acceleration at least fifteen (15) days prior to the Change in Control), provided that no acceleration of exercisability shall occur with respect to an outstanding Option if and to the extent such Option is, in connection with the Change in Control, to be assumed or otherwise continued in full force or effect by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction. Upon the consummation of the Change in Control, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction. Each Option which is assumed (or is otherwise to continue in effect) in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the participant upon consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control, provided the aggregate exercise price of an Option payable for such securities shall remain the same.

     (c) FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an Option, any fractional shares resulting from such adjustment will be disregarded, and each such Option will cover only the number of full shares resulting from the adjustment.

     (d) DETERMINATION OF BOARD TO BE FINAL. All adjustments under this Section 10 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     11. TAX WITHHOLDING. As a condition to the exercise of any award or the delivery of any shares of Common Stock pursuant to any Option or the lapse of restrictions on any shares of Common Stock, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or its subsidiaries: (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a participant whether or not pursuant to the Plan, and (b) the Company shall be entitled to require that the grantee remit cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable award agreement provides otherwise, at the discretion of the Committee, the participant may satisfy the withholding obligation described under this Section 11 by electing to have the Company withhold shares of Common Stock (which withholding shall be at a rate not in excess of the statutory minimum rate) or by tendering previously-owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

     12. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time, provided that no such action may adversely affect the rights of the holder of any outstanding award without his or her consent. Except as otherwise provided in Section 10, any amendment which increases the aggregate number of shares of Common Stock that may be issued under the Plan or modifies the class of employees eligible to receive Options under the Plan shall, to the extent required by applicable law, be subject to the approval of the Company's stockholders. The Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time provided that any amendment which would adversely affect the rights of the holder may not be made without his or her consent.

     13. TERM OF THE PLAN. The Plan shall be effective on the Effective Date. The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. The rights of any person with respect to an award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the award (as then in effect or thereafter amended) and the Plan.

     14. MISCELLANEOUS.

     (a) DOCUMENTATION. Each Option granted made under the Plan shall be evidenced by a written agreement or other written instrument the terms of which shall be established by the Committee. To the extent not inconsistent with the provisions of the Plan, the written agreement or other instrument evidencing an Option shall govern the rights and obligations of the participant (and any person claiming through the participant) with respect to the Option.

     (b) NO RIGHTS CONFERRED. Nothing contained herein shall be deemed to give any individual any right to be retained in the employ or service of the Company or its Affiliates.

     (c) GOVERNING LAW. The Plan shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.

     (d) DECISIONS AND DETERMINATIONS. All decisions or determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee shall be final, binding and conclusive.

     (e) SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (f) REQUIREMENTS OF LAW. The grant of awards and issuance of shares under the Plan shall be subject to compliance with all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as the Committee deems necessary or desirable.

     (g) LISTING AND OTHER CONDITIONS. As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes on the Company.

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The audit committee will assist the Board of Directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process and the company's process for monitoring compliance with laws, regulations and the company's code of conduct. In performing its duties, the committee will maintain effective working relationships with the Board of Directors, management, and the company's independent auditors.

ORGANIZATION

     The audit committee will be organized consistent with the following significant parameters:

          SIZE OF THE COMMITTEE: The audit committee will have no less than three and no more than five members.

          QUALIFICATIONS: Committee members must be "Independent Directors" of the company. (Members of the audit committee will be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation.) In addition, each committee member must be "Financially Literate" or must achieve this status through training within six months of being appointed to the committee (for these purposes, "Financial Literacy" is the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement).

          FREQUENCY OF MEETINGS: The committee will have four regularly scheduled meetings each fiscal year, in March, May, August and November, or at such other times as determined by the committee. In addition, the committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter.

          APPOINTMENT OF MEMBERS AND CHAIRPERSON: Each committee member will be selected by the Board of Directors and will serve a term of one year. Committee members can serve successive one-year terms without limitation. The Chairperson of the Audit Committee will be selected by the Board of Directors and will serve in that capacity for one year. The Chairperson can serve successive terms in such capacity without limitation. At least one member of the audit committee must have academic training in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which resulted in such member's financial sophistication, including current or past experience in positions of senior financial management (for example, currently or previously held the position of Chief Financial Officer, Chief Executive Officer or Chairman of a corporation, or other senior officer with oversight responsibilities).

     Notwithstanding the above, one director who is not an Independent Director, and is not a current employee or an immediate family member of such employee, may be appointed to the audit committee if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

ROLES AND RESPONSIBILITIES

     A broad outline of the roles and responsibilities of the audit committee is presented below.

  Internal Control:

     1. Evaluate whether senior management has established and appropriately reinforced the importance of internal control within the organization;

     2. Evaluate the scope, effectiveness and significant findings of the self-audit process;

     3. Review the internal auditor's report, if any, and significant findings for the company's operations; and

     4. Evaluate whether recommendations for improved internal control are effectively implemented by management.

  Financial Reporting:

     1. Annually review the significant risks the company is exposed to and evaluate management's plan to manage these uncertainties;

     2. Review and evaluate management's interpretation and implementation of mandated changes to accounting and reporting requirements;

     3. Review the annual financial statements for accuracy and completeness;

     4. Evaluate the accounting treatment of unusual or non-recurring transactions such as restructuring charges and acquisitions;

     5. Evaluate significant income statement and balance sheet items which require management judgment; and

     6. Review and approve the process for preparing interim, unaudited (quarterly) financial statements.

  Compliance With Laws, Regulations And Company Policies:

     1. Review the effectiveness of the system for monitoring compliance with laws and regulations; and

     2. Ensure that the company's compliance manual, code of conduct and corporate policy statements are kept up-to-date and are accessible to and usable by the entire organization.

  Relationship With External Auditor:

     1.  Recommend the external auditor appointment to the Board of Directors;

     2. Review and approve the scope of the external audit to be performed each fiscal year;

     3. Confirm the independence of the external auditor;

     4. Ensure the receipt from the external auditor of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard I, and bear the responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and for taking, or recommending that the full board take, appropriate action to ensure the independence of the external auditor;

     5. Meet with the external auditor to review the accuracy, completeness and overall quality of the annual financial statements; and

     6. Confirm the external auditor's ultimate accountability to the Board of Directors and the audit committee, as representatives of shareholders, and these shareholder representatives' ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the external auditor (or to nominate the external auditor to be proposed for shareholder approval in any proxy statement).

REPORTING REQUIREMENTS

     The audit committee Chairperson will update the full Board of Directors regarding the significant items of discussion at each committee meeting. Additional reports on matters of special interest will be submitted to the Board of Directors as appropriate. In addition to Board of Directors communication, the following information will be reported to the shareholders in the annual proxy statement: (1) confirmation that the company has a formal, documented audit committee charter, (2) confirmation that the audit committee satisfied its obligations under the charter in the prior year, and (3) the full text of the audit committee charter at least once every three years and after any significant modification is approved by the Board of Directors.

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2000

     Kenneth H. Traub and Alan Goldstein, and each of them, as the true and lawful proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of common stock of American Bank Note Holographics, Inc. held of record by the undersigned on August 10, 2000, at the annual meeting of stockholders to be held at 10:00 a.m. (local time) on September 12, 2000, at the Tarrytown Hilton, 455 South Broadway, Terrytown, New York 10591, and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

                 (Continued and to be signed on reverse side.)

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1, 2, AND 3.

                          FOR          WITHHOLD
                       all listed      authority
                        nominees        to vote
                       (except as       for the
                        marked to       listed
                      the contrary      nominee
                          below)

Proposal No. 1 - Election  [ ]            [ ]  Nominees: Kenneth H. Traub
   of Directors                                          Salvatore F. D'Amato
                                                         Stephen A. Benton
                                                         Fred J. Levin
                                                         Douglas A. Crane
Instructions: To withhold
authority to vote for any
individual nominee(s), write
that nominee(s) name on the
line provided below.


-------------------------------

                                            FOR      AGAINST    ABSTAIN
Proposal No. 2 - Proposal to adopt          [ ]        [ ]        [ ]
   the American Bank Note
   Holographics, Inc. 2000 Stock
   Incentive Plan.


Proposal No. 3 - Proposal to ratify         [ ]        [ ]        [ ]
   the board of directors' selection
   of Arthur Andersen LLP as
   independent auditors.

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                 DATE                   , 2000
--------------------------------      ------------------
        SIGNATURE

                                 DATE                   , 2000
--------------------------------      ------------------
  SIGNATURE IF HELD JOINTLY

IMPORTANT: Please sign exactly as name appears above. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.